UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2010

AISystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52296	20-2414965
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Carillon Point Kirkland, WA 98033
(Address of principal executive offices) (Zip Code)

(425) 749-7287
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to: Gregg E. Jaclin, Esq. Kristina L. Trauger, Esq. Gary S. Eaton, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 21, 2010, Airline Intelligence Systems (“AISystems” or the “Company”) issued a press release detailing the contents of a recent letter sent to the Company’s shareholders.

Item 9.01 Financial Statement and Exhibits

(d)  EXHIBITS

Exhibit No.	Description
99.1	Press Release date October 21 , 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AISYSTEMS, INC.

Date: October 21, 2010	By:	/s/ Stephen C. Johnston
Stephen C. Johnston
Chief Executive Officer

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